                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 1, 2002

                           Instinet Group Incorporated
               (Exact Name of Registrant as Specified in Charter)

            Delaware                       000-32717            13-4134098
  (State or Other Jurisdiction         (Commission File        (IRS Employer
        of Incorporation)                   Number)          Identification No.)

    3 Times Square, New York, New York                             10036
 (Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 1, 2002, Instinet Group Incorporated ("Instinet") issued a press release announcing its new senior management team. The press release is filed as
Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         Number             Description

        99.1                Press Release of Instinet Group Incorporated issued
                            November 1, 2002: Instinet Announces New Senior
                            Management Team

                                       2



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             INSTINET GROUP INCORPORATED

                                                      Registrant

Date: November 1, 2002
                                                By: /s/ Edward J. Nicoll
                                                    --------------------
                                                        Edward J. Nicoll
                                                        Chief Executive Officer
                                                        and Director

                                       3


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                                                   EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------
99.1                       Press Release of Instinet Group Incorporated issued
                           November 1, 2002: Instinet Announces New Senior
                           Management Team

                                       4